UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2024

NUKKLEUS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39341	38-3912845
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

525 Washington Blvd.

Jersey City, New Jersey 07310

(Address of principal executive offices)

212-791-4663

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	NUKK	The Nasdaq Stock Market LLC

Warrants, each warrant exercisable for one Share of Common Stock for $11.50 per share	NUKKW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 22, 2024, Nukkleus Inc. (the “Company”) received a notification letter from the Listing Qualifications Department of the Nasdaq Stock Market (“Nasdaq”) indicating that the Company is not in compliance with Nasdaq Listing Rule 5250(c)(1) due to its failure to timely file its Quarterly Report on Form 10-Q for the quarter ended June 30, 2024 (the “Form 10-Q”). The notification letter is the latest in a series of notifications from Nasdaq regarding the Company’s non-compliance with certain continued listing requirements, including:

1.	Minimum Bid Price Requirement (Nasdaq Listing Rule 5550(a)(2)): The Company previously received a notification letter on May 6, 2024 indicating that the closing bid price for the Company’s common stock had been below $1.00 per share for 35 consecutive business days, and the Company was provided 180 calendar days, or until November 4, 2024, to regain compliance.

2.	Minimum Market Value of Publicly Held Shares Requirement (Nasdaq Listing Rule 5450(b)(3)(c)): The Company previously received a notification letter on May 16, 2024 indicating that the Market Value of Publicly Held Shares for the Company’s common stock had been below $15 million for 30 consecutive business days, and the Company was provided 180 calendar days, or until November 12, 2024, to regain compliance.

3.	Minimum Market Value of Listed Securities Requirement (Nasdaq Listing Rule 5450(b)(2)(A)): The Company previously received a notification letter on May 16, 2024 indicating that the Market Value of Listed Securities for the Company’s common stock had been below $50 million for 33 consecutive business days, and the Company was provided 180 calendar days, or until November 12, 2024, to regain compliance.

The Company has until October 21, 2024 to submit a plan of compliance to Nasdaq addressing how the Company intends to regain compliance with Nasdaq’s listing rules. If the plan is accepted, Nasdaq in its discretion may grant the Company an extension of up to 180 calendar days from the due date of the Form 10-Q, or until February 17, 2025, to evidence compliance. The Company is working diligently to complete and file the Form 10-Q as soon as possible and regain compliance with Nasdaq’s listing rules. However, there can be no assurance that the Company will be able to regain compliance within the prescribed time periods or that Nasdaq will grant the Company any additional extensions. This notification has no immediate effect on the listing or trading of the Company’s common stock on the Nasdaq Global Market.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUKKLEUS INC.

Date: August 27, 2024	By:	/s/ Jamal “Jamie” Khurshid
	Name:	Jamal “Jamie” Khurshid
	Title:	Chief Executive Officer

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